The total number of sequentially numbered pages in this manually signed original is 5. Exhibit Index is sequential page no. 4.




                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 28, 1997
                                                         ----------------


                            INTEGON CORPORATION
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




          Delaware                   001-10997                     13 3559471
         ----------                 -----------                    ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                           500 West Fifth Street
                   Winston-Salem, North Carolina  27152
                   ------------------------------------
                 (Address of Principal Executive Offices)
                                (Zip Code)


                                (910) 770-2000
                    ------------------------------------
           (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                    ------------------------------------
           (Former name or address, if changed from last report)


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


Item 5.  Other Events.

    On January 28, 1997, Integon Corporation (the "Company") issued a press release announcing the offering by Integon Capital I of capital securities, Series A, having a liquidation amount of $100 million under Rule 144A and Regulation D of the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit Exhibit 99.1.


Item 7.  Exhibits.

99.1          Press release, dated January 28, 1997, issued by the Company


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


                                SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 28, 1997.

                             INTEGON CORPORATION



                             By: /s/ Donald F. McKee
                                ---------------------
                                Donald F. McKee
                                Senior Vice President
                                and Chief Financial Officer
                                (Principal Financial Officer)


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                               EXHIBIT INDEX


                                                       Sequentially
Exhibit No.    Description                             Numbered Page
----------     ----------                              ---------------



 99.1         Press release, dated January 28,
              1997, issued by the Company.                  Page 5

Exhibit 99.1

Integon Corporation
Winston-Salem, NC 27152

Analysts' Contact:
Gay Huntsman (910) 770-3074

Media Contact:
Turner Coley (910) 760-3000


Integon Announces Offering by Integon Capital I


WINSTON-SALEM, NC, JANUARY 28, 1997 -Integon Corporation (NYSE:IN) today announced the offering by Integon Capital I of Capital Securities, Series A, having a liquidation amount of $100 million under Rule 144A and Regulation D of the Securities Act of 1933, as amended. The Capital Securities Series A have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent such registration or an applicable exemption from registration requirements. Integon Capital I is a Delaware business trust controlled by Integon Corporation.

         Integon Corporation intends to use the net proceeds from the securities to contribute $50 million to its insurance subsidiaries and to use the remaining proceeds to reduce the amount outstanding under its bank credit facility and for other general corporate purposes.

         Integon Corporation, through its wholly owned property and casualty insurance subsidiaries, specializes in the underwriting and marketing of nonstandard and other specialty automobile insurance products to individuals. The Company, headquartered in Winston-Salem, North Carolina, markets its products through approximately 13,000 independent agencies in 29 states.



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